Exhibit 10.16 - Executive Annual Incentive Plan Award Schedule for 2004 JUNIATA VALLEY FINANCIAL CORP
EXECUTIVE ANNUAL INCENTIVE PLAN

EXHIBIT B - BANK PERFORMANCE FACTORS AND AWARD SCHEDULE

PLAN YEAR 2004

CATEGORY 1 - CEO POSITION

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                                      GOALS
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                              PERFORMANCE MEASURES
                            EARNINGS PER SHARE (75%)
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     Threshold                       Target                         Optimum
     ---------                       ------                         -------
       $2.45                          $2.58                          $2.80


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                         RETURN ON AVERAGE EQUITY (25%)
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     Threshold                       Target                         Optimum
     ---------                       ------                         -------
      11.80%                          12.5%                          13.5%


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                                     AWARDS
                                 (% of Base Pay)
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     Threshold                       Target                         Optimum
     ---------                       ------                         -------
        12%                            20%                            28%


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                                CATEGORY 1 - CEO
         (Award amount on base of $148,271 - will use 2004 actual base)
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     Threshold                       Target                         Optimum
     ---------                       ------                         -------
      $17,793                        $29,654                        $41,516

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PARAMETERS
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1.   Company measures will be 75% EPS and 25% ROAE.

2. Both Financial Measures must meet threshold to initiate an award in the plan.

3.   Will interpolate awards between threshold, target, and optimum.

4. Will pay for performance above optimum at a scale of one-half the increase between target and optimum.

5.   Pay is defined as total base pay for the applicable plan year.